SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 4, 1997
                        (Date of earliest event reported)



                                 FIRSTMARK CORP.
             (Exact Name of Registrant as Specified in its Charter)



            Maine                     0-20806                   01-0389195
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

           222 Kennedy Memorial Drive                        04901
               Waterville, Maine                          (Zip Code)
    (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (207) 873-6362







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Item 8.  Change in Fiscal Year.

     By unanimous written consent of the Board of Directors of the Registrant on February 4, 1997, the Board of Directors resolved that the Registrant's fiscal year be changed from the period from July 1 to June 30 to the period from January 1 to December 31, effective January 30, 1997.

     The transition period from July 1, 1996 to December 31, 1996 will be reported in the Registrant's Transition Report on Form 10-KSB for the year ended December 31, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRSTMARK CORP.
                                         (Registrant)



Date:  February 14, 1997                    By: /s/ Lewis M. Brubaker, Jr.
                                                --------------------------
                                                Lewis M. Brubaker, Jr.
                                                Chief Financial Officer